Corporate debt	12 Months Ended
Dec. 31, 2018
Corporate debt [Abstract]
Corporate debt
Note 14.- Corporate debt

The breakdown of the corporate debt as of December 31, 2018 and 2017 is as follows:

	Balance as of December 31,
Non-current	2018	2017
Credit Facilities with financial entities	415,168	320,783
Notes and Bonds	-	253,393
Total Non-Current	415,168	574,176

	Balance as of December 31,
Current	2018	2017
Credit Facilities with financial entities	11,580	65,833
Notes and Bonds	257,325	3,074
Total Current	268,905	68,907

On November 17, 2014, the Company issued the Senior Notes due 2019 in an aggregate principal amount of $255,000 thousand (the “2019 Notes”). The 2019 Notes accrue annual interest of 7.00% payable semi-annually beginning on May 15, 2015 until their maturity date. As of December 31, 2018 the amount of 2019 Notes has been classified as Current, considering its maturity is November 15, 2019.

On December 3, 2014, the Company entered into a credit facility of up to $125,000 thousand with Banco Santander, S.A., Bank of America, N.A., Citigroup Global Markets Limited, HSBC Bank plc and RBC Capital Markets, as joint lead arrangers and joint bookrunners (the “Former Revolving Credit Facility” or ”Former RCF”). On December 22, 2014, the Company drew down $125,000 thousand under the Former RCF. $71,000 thousand of the Former RCF were partially repaid in 2017. The remaining $54,000 of nominal of the Former RCF has been entirely repaid on May 16, 2018 and the credit facility canceled.

On February 10, 2017, the Company issued Senior Notes due 2022, 2023, 2024 (the “Note Issuance Facility”), in an aggregate principal amount of €275,000 thousand. The 2022 to 2024 Notes accrue annual interest, equal to the sum of (i) EURIBOR plus (ii) 4.90%, as determined by the Agent. Interest on the Notes are payable in cash quarterly in arrears on each interest payment date. The Company pays interest to the holders of record on each interest payment date. The interest rate on the Note Issuance Facility is fully hedged by two interest rate swaps contracted with Jefferies Financial Services, Inc. with effective date March 31, 2017 and maturity date December 31, 2022, resulting in the Company paying a net fixed interest rate of 5.5% on the Note Issuance Facility. Changes in fair value of these interest rate swaps have been recorded in the consolidated income statement. The Note Issuance Facility is a € denominated liability for which the Company applies net investment hedge accounting. When converted to US$ at US$/€ closing exchange rate, it contributes to reduce the impact in translation difference reserves generated in the equity of these consolidated financial statements by the conversion of the net assets of the Spanish solar assets into US$.

On July 20, 2017, the Company signed a credit facility (the “2017 Credit Facility”) for up to €10 million, approximately $11.5 million, which is available in euros or U.S. dollars. Amounts drawn down accrue interest at a rate per year equal to EURIBOR plus 2.25% or LIBOR plus 2.25%, depending on the currency. As of December 31, 2017, the Company drew down the credit facility in full and used the entire proceeds to prepay a part of the Tranche A of the Credit Facility. The credit facility had a maturity date in July 2018. It was renewed during the month of July 2018 and the new maturity date is July 20, 2019.

On May 10, 2018, the Company entered into a $215 million revolving credit facility (the “New Revolving Credit Facility”) with Royal Bank of Canada, as administrative agent and Royal Bank of Canada and Canadian Imperial Bank of Commerce, as issuers of letters of credit. Amounts drawn down accrue interest at a rate per year equal to (A) for Eurodollar rate loans, LIBOR plus a percentage determined by reference to the leverage ratio of the Company, ranging between 1.60% and 2.25% and (B) for base rate loans, the highest of (i) the rate per annum equal to the weighted average of the rates on overnight U.S. Federal funds transactions with members of the U.S. Federal Reserve System arranged by U.S. Federal funds brokers on such day plus ½ of 1.00%, (ii) the U.S. prime rate and (iii) LIBOR plus 1.00%, in any case, plus a percentage determined by reference to the leverage ratio of the Company, ranging between 0.60% and 1.00%. Letters of credit may be issued using up to $70 million of the Revolving Credit Facility. The maturity of the Revolving Credit Facility is December 31, 2021. As of December 31, 2018, the Company had drawn down an amount of $108 million (net of debt issuance costs). During the month of January 2019, the amount of the New Revolving Credit Facility has been increased from $215 million to $300 million.

Current Corporate debt corresponds mainly to the nominal and accrued interest of the 2019 Notes and to the nominal of the 2017 Credit Facility.

The repayment schedule for the Corporate debt at the end of 2018 is as follows:

	2019	2020	2021	2022	2023	Subsequent years	Total
New Revolving Credit Facility	-	-	107,560	-	-	-	107,560
Note Issuance Facility	128	-	-	102,908	102,350	102,350	307,736
2017 Credit Facility	11,452	-	-	-	-	-	11,452
2019 Notes	257,325	-	-	-	-	-	257,325
Total	268,905	-	107,560	102,908	102,350	102,350	684,073

The following table details the movement in Corporate debt for the year 2018, split between cash and non-cash items:

	January 1, 2018	Cash Flow	Non-cash changes	December 31, 2018
Corporate debt	643,083	14,403	26,587	684,073

The non-cash changes primarily relate to interests accrued and to currency translation differences.